                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:




[ ]  Preliminary Proxy Statement


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



                              EUCLID MUTUAL FUNDS

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                              EUCLID MUTUAL FUNDS

                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022


                                                                January 19, 1999


DEAR FELLOW SHAREHOLDERS:


     As you may be aware, the financial services industry has seen many mergers and acquisitions over the last few years. A number of well-known organizations have recently combined to build stronger companies with greater resources. These same strategic objectives motivated the pending acquisition of Euclid Advisors LLC and Zweig Securities Corp. by Phoenix Investment Partners, Ltd. ("Phoenix"). Phoenix is a 60% owned subsidiary of Phoenix Home Life Insurance Company. A special meeting of Shareholders of Euclid Market Neutral Fund (the "Fund") regarding the proposed acquisition is scheduled for February 25, 1999.



     Attached are the Notice and Proxy Statement for the Special Meeting, which describe a number of matters on which you, the Shareholders, are being asked to vote (1) approval of a new investment management agreement; (2) election of Trustees; and (3) ratification of the selection of independent public accountants. THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THESE PROPOSALS.



     The proposed acquisition offers the following opportunities for the Fund's shareholders:


     - Continuity of the Fund's objective, policies, investment style and portfolio manager.

     - No increase in fee rates payable by the Fund.

     - Increased distribution capabilities.

     - Business synergies between the two organizations, including increased product diversification, global brand enhancement and broadened geographic coverage.


     YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may vote electronically or by touch-tone telephone. IF YOU HAVE ANY QUESTIONS CONCERNING THE PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING ON FEBRUARY 25, 1999, PLEASE CONTACT SHAREHOLDER COMMUNICATIONS CORPORATION AT 1-800-401-3439. Thank you.


                                          Sincerely,

                                          EUGENE J. GLASER
                                          Chairman and President

                              EUCLID MUTUAL FUNDS

                          900 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10022

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     FEBRUARY 25, 1999 AND PROXY STATEMENT

                            ------------------------


                                                                January 19, 1999


To the Shareholders:

     You are invited to attend a special meeting of shareholders of the Euclid Market Neutral Fund (the "Fund").


     The meeting will be held at the offices of the Fund at 900 Third Avenue, 31st Floor, New York, NY on Thursday, February 25, 1999 at 10:30 a.m., for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:


     1. To approve a new investment management agreement with Euclid Advisors LLC on the same terms as the current agreement.

     2.  To elect Trustees.

     3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year.

     The Board of Trustees has selected the close of business on January 7, 1999 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Trustees

                                          EUGENE J. GLASER
                                          Chairman and President

                              EUCLID MUTUAL FUNDS

                            ------------------------

                                PROXY STATEMENT
                     FOR A SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 25, 1999

INTRODUCTION


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Euclid Mutual Funds (the "Board") for voting at the special meeting of shareholders of the Euclid Market Neutral Fund (the "Fund") to be held at 10:30 a.m. (local time) on Thursday, February 25, 1999, at the offices of the Fund at 900 Third Avenue, New York, NY 10022 and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders dated January 19, 1999.


     Euclid Mutual Funds, an open-end, diversified management investment company organized as a Delaware business trust (the "Trust"), is authorized to issue shares of beneficial interest in separate series. The only series is the Fund, which may issue shares in one or more classes. The Fund issues Class A, Class B, Class C and Class I Shares. Each dollar of net asset value of the Fund as of the record date is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting, and fractional dollar amounts are entitled to fractional votes. No shares have cumulative voting rights.


     A copy of the Fund's 1998 annual report has been sent to all shareholders. You may request an additional copy by writing to the Fund at 900 Third Avenue, New York, NY 10022 or by calling 1-800-272-2700.


     Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR approval of the new investment management agreement, FOR the nominees for election as Trustees and FOR the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.


     The Board recommends an affirmative vote on all items set forth in this proxy statement. This proxy statement was first mailed to shareholders on or about January 19, 1999.



THE SHAREHOLDERS VOTE UPON THREE ITEMS



     Approval of ITEM 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), the term "majority of the outstanding voting securities" for the Fund means: the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Election of each Trustee, ITEM 2, requires a plurality of the votes of all shares of the Fund. Approval of ITEM 3 requires the affirmative vote of more than 50% of the votes cast at the meeting (either in person or by proxy). All Items are being submitted for a vote by all classes of the Fund.



     The Board has fixed the close of business on January 7, 1999 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each dollar of total net asset value of the shareholder's Fund shares and a fractional vote for each fractional dollar. At the close of business on December 31, 1998, the Euclid Market Neutral Fund had 14,896,785 shares outstanding with a total dollar value of $164,050,492.

THE REASON FOR THE MEETING


     Euclid Advisors LLC (the "Adviser"), a wholly owned subsidiary of Zweig/Glaser Advisers, is the investment manager for the Fund. Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix"), entered into an agreement dated as of December 15, 1998 (the "Acquisition Agreement") with the Adviser, Zweig/Glaser Advisers, Zweig Advisors Inc., Zweig Total Return Advisors, Inc. and Zweig Securities Corp. (collectively, the "Zweig Group") and the equityholders of the Zweig Group. Pursuant to the Acquisition Agreement, the Zweig Group will be acquired by Phoenix (the "Acquisition").



     Phoenix is a large, diversified financial services organization and is a 60% owned subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for 54 mutual funds, as well as individual and institutional clients. As of December 31, 1998, Phoenix had over $53 billion in assets under management. The Phoenix mutual funds are distributed through a network of broker-dealers, financial planners and investment advisers. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange.



     Consummation of the Acquisition would constitute an "assignment", as that term is defined in the Investment Company Act, of the current investment management agreement with Adviser. As required by the Investment Company Act, the current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the acquisition of the Adviser and in order to assure that the Adviser can continue to serve as investment manager to the Fund, a new investment management agreement between the Trust and the Adviser ("Management Agreement") is being proposed for approval by shareholders of the Fund. Except for the effective dates, the new Management Agreement is on the same terms as the current Management Agreement. The new Management Agreement is attached hereto as Exhibit A.



     After completion of the Acquisition, Phoenix may determine to cause some or all of the following investment advisers, Zweig/Glaser Advisers, Euclid Advisors LLC, Zweig Advisors Inc. and Zweig Total Return Advisors, Inc., to be merged or otherwise combined into a single existing or newly-created wholly owned subsidiary of Phoenix that is or would be a registered investment adviser. Although such a merger or combination may involve a transfer of the Management Agreement to such subsidiary, such a transfer would not involve a change in the identity of the persons in control of the investment adviser to the Fund and, therefore, should not constitute an "assignment" resulting in the automatic termination of the Management Agreement. However, in order to avoid any question, the approval by shareholders of the Fund of the Management Agreement at the Meeting will also be deemed to constitute approval of the continuation of the Management Agreement with any subsidiary of Phoenix that becomes the successor to the Adviser.



ITEM 1.  NEW INVESTMENT MANAGEMENT AGREEMENT



     Except for the effective date, the terms of the new Management Agreement are identical in all material aspects to those of the current Management Agreement, which is dated April 16, 1998. The following is a summary of the current and new Management Agreements with the Adviser.



     The Adviser acts as investment adviser, conducts and maintains a continuous review of the Fund's portfolio of securities and investments, and advises and assists the Fund with respect to the selection, acquisition, holding and disposal of securities. In so doing, the Adviser shall be guided by the investment objectives and policies of the Fund as delineated and limited by the Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the "SEC"), as amended from time to time, by policies adopted by the Board and by the provisions of the Investment Company Act and the rules promulgated thereunder, so that at all times the Fund shall be in compliance with its policies and the provisions of the Investment Company Act.


     In rendering investment management services to the Fund, the Adviser may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharging of its obligations as investment manager.


     The Adviser is authorized to allocate brokerage and principal business to firms that provide services or facilities or to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction. Such allocation of brokerage is permissible if the Adviser or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser or such member, broker or dealer's overall responsibilities with respect to the accounts as to which the Adviser or such member, broker or dealer exercises investment discretion.



     In addition, the Adviser keeps certain books and financial records of the Fund and performs such other services as are reasonably incidental to the foregoing duties. The Adviser assists in the computation of the net asset value of the shares of the Fund and furnishes to the Fund and its distributor any statements with respect to the net asset value of the shares of the Fund. The Adviser also furnishes the Fund with office space reasonably suited to its operations and with bookkeeping, internal accounting and administrative services, and permits such of its officers and employees as may be elected as Trustees or officers of the Fund to serve in the capacities to which they are elected.



     The Fund assumes and pays, or reimburses the Adviser for, all expenses incurred in the operation of the Fund. The Fund bears the cost of and pays all interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian, escrow agent, for keeping books and performing portfolio valuations), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders, expenses of distribution of shares in accordance with a plan adopted pursuant to Rule 12b-1 under the Investment Company Act, out-of-pocket expenses of the Trustees and fees of Trustees who are not "interested persons," and all other costs incident to the Trust's existence.



     As compensation for management services, the Fund pays the Adviser, with respect to the Class A, Class B, Class C and Class I shares of the Fund, a monthly management fee at the annual rate of 1.50% of the average daily net assets of the Fund.



     The Adviser and its affiliates may execute brokerage transactions for the Fund and charge brokerage commissions and make a profit from effecting those transactions, provided such payments to the Adviser and its affiliates are reviewed periodically by the Board as required by the Investment Company Act.



     The Adviser is liable for its own acts and omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations under the Management Agreement. The Adviser shall not be liable for the acts and omissions of any agent employed by it, nor for those of any bank, trust company, broker or other person with whom, or into whose hands, any monies, shares of the Trust or securities and investments may be deposited or come, pursuant to the provisions of the Management Agreement. Subject to the first sentence of this paragraph, the Adviser shall not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to the Trust.


     The Management Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days' written notice. The Management Agreement automatically terminates in the event of its assignment.


     Unless sooner terminated, the new Management Agreement continues in effect for an initial term ending two years from the date of the consummation of the Acquisition, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the

Fund, as defined under the Investment Company Act, or by the Board, and, in either event, the vote of a majority of the Trustees who are not "interested persons" cast in person at a meeting called for such purpose.



     For the fiscal period ended October 31, 1998, the Fund paid investment management fees to the Adviser in the amount of $883,943, before reimbursement of $52,190 of the Fund's expenses by the Adviser, and the Fund paid brokerage commissions to Zweig Securities Corp. and its affiliates in the amount of $825, which represents 0.09% of the Fund's total brokerage commissions.


     The Adviser has acted as investment manager for the Fund since it commenced the public offering of its shares on May 1, 1998. The current Management Agreement was approved by the initial shareholder of the Fund on April 22, 1998 and was approved by the Trustees on April 16, 1998.

INFORMATION CONCERNING PHOENIX

     The following information concerning Phoenix and the Acquisition has been provided to the Fund by Phoenix.


     Phoenix is a large, diversified financial services organization and is a 60% owned subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for 54 mutual funds, as well as individual and institutional clients. As of December 31, 1998, Phoenix had over $53 billion in assets under management. The Phoenix mutual funds are distributed through a network of broker-dealers, financial planners and investment advisers. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange, symbol: PXP.


     The names, addresses and principal occupations of the principal executive officers of Phoenix, which is located at 56 Prospect Street, Hartford, CT 06115, are as follows. The address of each individual, as it relates to his duties at Phoenix, is the same as that of Phoenix.


NAME AND ADDRESS                                        PRINCIPAL OCCUPATION
----------------                                        --------------------
Philip R. McLoughlin..............  Chairman of the Board and Chief Executive Officer of Phoenix
                                    since May 1997. Before that, Mr. McLoughlin was Vice
                                    Chairman of the Board and Chief Executive Officer of
                                    Phoenix. He has also been a Director of Phoenix Home Life
                                    since February 1994 and has been employed by Phoenix Home
                                    Life as Executive Vice President - Investment since December
                                    1988. In addition, Mr. McLoughlin serves as President of
                                    Phoenix Equity Planning Corporation ("PEPCO"), Chairman of
                                    Phoenix Investment Counsel, Inc. and Chairman and Chief
                                    Executive Officer of National Securities & Research
                                    Corporation. He also is a member of the Board of Directors of Duff & Phelps Utilities Tax-Free Income Inc. and Duff &
                                    Phelps Utility and Corporate Bond Trust, Inc. Mr. McLoughlin
                                    also serves as President and as a Director or Trustee of the
                                    Phoenix Funds, Phoenix Duff & Phelps Institutional Mutual
                                    Funds and Phoenix-Aberdeen Series Fund. He is also a
                                    Director of PM Holdings, Phoenix Charter Oak Trust Company,
                                    The World Trust, a Luxembourg closed-end fund, The Emerging
                                    World Trust Fund, a Luxembourg closed-end fund, and of PXRE
                                    Corporation, a publicly traded corporation, and of its
                                    wholly owned subsidiary, PXRE Reinsurance Company.
Calvin J. Pedersen................  A member of the Board of Directors of Phoenix since 1992 and
                                    President of Phoenix since July 1993. From January 1992 to
                                    July 1993, Mr. Pedersen served as an Executive Vice
                                    President of Phoenix. Mr. Pedersen was also an Executive
                                    Vice President of Duff & Phelps, Inc., the former parent of
                                    Phoenix's operating subsidiaries, from 1988 until its
                                    dissolution in 1992. Mr. Pedersen is also President and
                                    Chief Executive Officer of Duff &

NAME AND ADDRESS                                        PRINCIPAL OCCUPATION
----------------                                        --------------------
                                    Phelps Utilities Income Inc., Duff & Phelps Utilities
                                    Tax-Free Income Inc., and Duff & Phelps Utility and
                                    Corporate Bond Trust Inc. and serves as a Director or
                                    Trustee of the Phoenix Funds, Phoenix Duff & Phelps
                                    Institutional Mutual Funds and Phoenix-Aberdeen Series Fund.
Michael E. Haylon.................  Executive Vice President of Phoenix since November 1, 1995.
                                    From February 1993 to November 1, 1995, Mr. Haylon was
                                    Senior Vice President Securities Investments of Phoenix Home
                                    Life. Mr. Haylon is also President of Phoenix Investment
                                    Counsel, Inc., Executive Vice President of National
                                    Securities & Research Corporation and Executive Vice
                                    President of the Phoenix Funds, Phoenix Duff & Phelps
                                    Institutional Mutual Funds and Phoenix-Aberdeen Series Fund.
                                    Mr. Haylon also serves as a member of the Board of Directors of Phoenix Investment Counsel, Inc., PEPCO and National
                                    Securities & Research Corporation.
John F. Sharry....................  Executive Vice President of Phoenix since January 1998. From
                                    1995 through 1997, Mr. Sharry was Managing Director, Retail,
                                    Phoenix Equity Planning Corporation. Mr. Sharry is also
                                    Executive Vice President of the Phoenix Funds and
                                    Phoenix-Aberdeen Series Fund. Previously Mr. Sharry was
                                    Managing Director and National Sales Manager of Putnam Funds
                                    from December 1992 through 1994.
Thomas N. Steenburg...............  Senior Vice President of Phoenix since January 1999. From
                                    1995 through 1998, Mr. Steenburg was Vice President and
                                    Counsel of Phoenix, and from 1991 through 1994, he was
                                    Counsel to Phoenix Home Life Mutual Insurance Company. He is
                                    Vice President and Counsel of PEPCO. Mr. Steenburg also
                                    serves as General Counsel to Seneca Capital Management LLC and to Roger Engemann & Associates, Inc., and as Executive
                                    Vice President of Duff & Phelps Investment Management Co.
                                    Mr. Steenburg serves as Secretary or Assistant Secretary to each of the Phoenix Funds, Phoenix-Aberdeen Series Fund,
                                    Phoenix Duff & Phelps Institutional Mutual Funds,
                                    Phoenix-Seneca Funds, Phoenix-Engemann Funds, Duff & Phelps
                                    Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                    Corporate Bond Trust Inc.
William R. Moyer..................  Senior Vice President and Chief Financial Officer of Phoenix
                                    since 1995. Mr. Moyer is also the Chief Financial Officer
                                    and a Senior Vice President of PEPCO, National Securities &
                                    Research Corporation and Phoenix Investment Counsel, Inc. In
                                    addition, Mr. Moyer also serves as Treasurer of National
                                    Securities & Research Corporation and Phoenix Investment
                                    Counsel, Inc. Mr. Moyer also is a Vice President of each of the Phoenix Funds, the Phoenix-Aberdeen Series Fund and the
                                    Phoenix Duff & Phelps Institutional Mutual Funds.


INFORMATION CONCERNING THE ACQUISITION


     The Adviser, Zweig/Glaser Advisers, Zweig Advisors Inc., Zweig Total Return Advisors, Inc. and Zweig Securities Corp. (collectively, the "Zweig Group"), and the equityholders of the Zweig Group entered into an Acquisition Agreement with Phoenix dated as of December 15, 1998. The Acquisition Agreement provides that the purchase price for the Zweig Group is to be $135 million, which is subject to upward and downward price adjustments that could cause the present value (at a 12% discount rate) of the ultimate purchase price as of the closing date to be as much as $164 million.


     The obligation of Phoenix to close the Acquisition is subject to various conditions and requirements, including filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Some conditions include obtaining approvals by the Board and shareholders of the Fund. As a condition of Phoenix's obligation to close the Acquisition, the Board has approved a new Management Agreement and a new distribution agreement, and the shareholders shall have approved the new Management Agreement.



     The Board has approved a new distribution agreement with Phoenix Equity Planning Corporation ("PEPCO"), 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083, a wholly owned subsidiary of Phoenix, that will become effective with the closing of the Acquisition. The Investment Company Act requires such approval because the Acquisition by Phoenix terminates the current distribution agreement with Zweig Securities Corp. The new distribution agreement is on the same terms as the current distribution agreement with Zweig Securities Corp.



     In addition, pursuant to the Acquisition Agreement, Eugene Glaser, Manager and President, David Katzen, Executive Vice President, and Barry Mandinach, Senior Vice President, have entered into three-year employment agreements, effective upon the closing of the Acquisition, for the continuation of their employment. The agreements each provide that the employee's responsibilities shall be commensurate with his responsibilities prior to the closing and that he may hold such other positions with the Adviser to which he may be elected or appointed during the term of the agreement, subject to the employee's consent. Each agreement also provides for both salary and annual incentive compensation, certain benefits, confidentiality provisions, covenants not to compete and severance payments. Upon the consummation of the Acquisition, Mr. Glaser will sign a five-year noncompetition agreement.


     As a condition to the completion of the Acquisition, the composition of the Board of the Fund is to be reasonably acceptable to Phoenix. See "Investment Company Act Considerations" below.


USE OF THE PHOENIX NAME



     Phoenix and the Board have also agreed that after the Acquisition, the Board would change the Trust's name from "Euclid Mutual Funds" to "Phoenix-Euclid Funds" and change the name of the "Euclid Market Neutral Fund" to "Phoenix-Euclid Market Neutral Fund." Pursuant to the Agreement and Declaration of the Trust, the Board is authorized to make such name changes.


INVESTMENT COMPANY ACT CONSIDERATIONS


     Pursuant to Section 15 of the Investment Company Act, the current Management Agreement between the Trust and the Adviser terminates automatically upon its assignment, which is deemed to include any change of control of the investment adviser. Section 15(a) of the Investment Company Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order that the Adviser is able to provide investment advisory services to the Fund after the Acquisition, the shareholders must approve a new Management Agreement.



     The Acquisition Agreement specifically commits the Adviser and Phoenix to comply with the requirements of Section 15(f) of the Investment Company Act, which provides, in pertinent part, that the investment adviser, may receive an amount or benefit in connection with a sale of the investment adviser which results in an assignment of a fund's investment advisory contract if (i) for a period of three years after the sale, at least 75% of the members of the board of trustees of such fund are independent -- i.e., not "interested persons" (as defined in the Investment Company Act) -- of the new or old investment adviser; and (ii) for a two-year period, there is no "unfair burden" imposed on the investment company as a result of the Acquisition. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Acquisition whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). In the Acquisition Agreement, Phoenix has agreed that it would impose no unfair burden on the Fund as a result of the Acquisition. Phoenix has agreed to indemnify and hold the Zweig Group and its equityholders harmless from and against and in respect of any and all losses or damages arising in connection with the imposition of any unfair burden on the Fund that is caused by acts or conduct within the control of Phoenix or its affiliates. Also, the Investment Company Act provides that the nomination and selection of any new or additional independent Trustees is committed exclusively to the current independent Trustees.

     The new Management Agreement, if approved by the shareholders, will commence at the closing of the Acquisition. The new Management Agreement will remain in effect for an initial term of two years and will continue in effect thereafter with respect to the Fund for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) a majority vote of the Fund's shareholders, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" by vote cast in person at a meeting called for the purposes of voting on such approval.


     As a condition to the completion of the Acquisition, the composition of the Board of the Trust is to be reasonably acceptable to Phoenix. In order to comply with Section 16(b) and Section 15(f)(1)(A) of the Investment Company Act, any vacancy on the Board of an independent Trustee must be filled by a person who is selected and proposed by a majority of the independent Trustees and elected by the shareholders. However, a vacancy due to death, disqualification or bona fide resignation can be filled by the Board pursuant to Section 16(a). Further, Rule 12b-1 requires that the selection and nomination of the independent Trustees are committed to the discretion of the independent Trustees. At this Meeting, the shareholders are being asked to vote on the election of Trustees. The current Board includes two interested and four independent Trustees. Mr. David Katzen, a current interested Trustee is not standing for re-election as a Trustee, in order that the Board might comply with the requirements of Section 15(f)(1)(A) of the Investment Company Act.


INFORMATION CONCERNING THE ADVISER


     The Adviser is a wholly owned subsidiary of Zweig/Glaser Advisers, which is controlled by Eugene J. Glaser and Dr. Martin E. Zweig. The address of the Adviser and Zweig Securities Corp., the distributor for the Trust, is 900 Third Avenue, New York, NY 10022. The names and principal occupations of the principal executive officers of the Adviser, who are also executive officers and/or Trustees of the Fund, are set forth below. The address of each, as it relates to his or her duties with the Adviser or the Fund, is the same as that of the Adviser.



NAME                    POSITION WITH THE TRUST              PRINCIPAL OCCUPATION
----                    -----------------------              --------------------
Eugene J. Glaser......  Chairman, President,     President, Euclid Advisors LLC and
                        CEO and Trustee          Zweig/Glaser Advisers; President and
                                                 Director, Zweig Securities Corp.; Director,
                                                 The Zweig Fund, Inc. and The Zweig Total
                                                 Return Fund, Inc.; and Chairman, CEO and
                                                 Trustee, Zweig Series Trust
David Katzen..........  Executive Vice           Executive Vice President, Euclid Advisors
                        President and Trustee    LLC; Senior Vice President, Zweig/Glaser
                                                 Advisers; Vice President, Zweig Advisors
                                                 Inc.; and Senior Vice President, Zweig
                                                 Series Trust
Charles I. Leone......  First Vice President     Treasurer and Assistant Secretary, Euclid
                        and Assistant Secretary  Advisors LLC; First Vice President and Chief
                                                 Financial Officer, Zweig/Glaser Advisers;
                                                 First Vice President, Chief Financial
                                                 Officer and Assistant Secretary, Zweig
                                                 Securities Corp.; and First Vice President
                                                 and Assistant Secretary, Zweig Series Trust
Barry M. Mandinach....  First Vice President     Senior Vice President, Euclid Advisors LLC
                                                 and Zweig/Glaser Advisers; Executive Vice
                                                 President, Zweig Securities Corp.; and First
                                                 Vice President, Zweig Series Trust

NAME                    POSITION WITH THE TRUST              PRINCIPAL OCCUPATION
----                    -----------------------              --------------------
Alfred J. Ratcliffe...  First Vice President,    First Vice President, Zweig/Glaser Advisers;
                        Treasurer, Principal     First Vice President, Treasurer, Principal
                        Accounting Officer and   Accounting Officer and Assistant Secretary,
                        Assistant Secretary      Zweig Series Trust; and former Vice
                                                 President, The Bank of New York
Marc Baltuch..........  Secretary                First Vice President and Secretary, Euclid
                                                 Advisors LLC and Zweig/Glaser Advisers;
                                                 First Vice President, Chief Compliance
                                                 Officer, Secretary and Director, Zweig
                                                 Securities Corp.; Chief Compliance Officer
                                                 and Assistant Secretary, Zweig Advisors Inc.
                                                 and Zweig Total Return Advisors, Inc.;
                                                 President and Director, Watermark
                                                 Securities, Inc.; Assistant Secretary,
                                                 Gotham Advisors, Inc.; and Secretary, Zweig
                                                 Series Trust
Annemarie Gilly.......  First Vice President     First Vice President, Euclid Advisors LLC
                                                 and Zweig/Glaser Advisers, Zweig Securities
                                                 Corp., and Zweig Series Trust; Director, The
                                                 Zweig Fund, Inc. and The Zweig Total Return
                                                 Fund, Inc.


     Upon consummation of the Acquisition, it is anticipated that Philip R. McLoughlin, Chairman and Chief Executive Officer of Phoenix, will become Chief Executive Officer of the Adviser and Eugene J. Glaser will remain as President of the Adviser.

BOARD OF TRUSTEES' CONSIDERATION


     The Board met on December 16, 1998 and on January 12, 1999 to consider the Acquisition and its anticipated effects upon the Adviser and the investment management and other services provided to the Fund by the Adviser and its affiliates. On January 12, 1999, the Board, including a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, voted to approve the new Management Agreement and to recommend the agreement to shareholders for their approval. If the Acquisition is not completed, then the current Management Agreement will continue in effect.



     The independent Trustees retain their own counsel on a regular basis to assist them in evaluating various matters, including the matters discussed in this proxy statement. The Board believes each of the items set forth in this proxy statement, including the new Management Agreement, is in the best interests of the Fund and its shareholders.



     In making its recommendation to the shareholders of the Fund, the Board exercised its independent judgment based on a careful review of the proposed changes and potential benefits. The Trustees' considerations are described below. The Trustees' approval and recommendation that shareholders approve the new Management Agreement is based on various considerations, including the following:



     - Portfolio Management Continuity -- No change in the portfolio management or portfolio manager of the Fund is expected to result from the Acquisition.


     - Administrative Services -- The administrative services and management functions for the Fund initially will continue to be performed by the same personnel. Phoenix has represented that at least the present level and quality of services for the Fund and the shareholders will be maintained after the Acquisition.


     - Fees -- The fee rates payable by the Fund under the new Management Agreement will be the same rates as payable by the Fund under the current Management Agreement.


     - Increased Distribution Capabilities -- PEPCO will undertake the distribution of the Fund through its existing relationships with broker-dealers, financial planners and investment advisers. The PEPCO marketing and sales organization is significantly larger and more extensive than the marketing and sales organization of Zweig Securities Corp., which currently has responsibility for distribution of the shares of the Fund. The Trustees believe that the potential growth in size of the Fund that will likely result from these expanded selling relationships would benefit the Fund and its shareholders. Further, as the Fund grows, its expense ratio can be expected to decline.


     - Benefits from Phoenix Relationship -- Although the Adviser will act independently of Phoenix in providing investment management services to the Fund, the experience of Phoenix in managing investment companies may provide an additional resource of information for the Adviser in performing its investment management and administration functions. Moreover, the Adviser expects, over time, to shift certain administrative functions to Phoenix as part of its larger mutual fund administrative activities. Phoenix assured the Trustees that the Fund will share the benefit of any resulting efficiencies.



     During its review and deliberations, the Board evaluated the potential benefits, detriments and costs to the Fund and its shareholders of the proposed Acquisition. The Board received information regarding the new Management Agreement. The Board received information from Phoenix regarding its management, history, qualifications and other relevant information, including portfolio transaction practices. Representatives of Phoenix made presentations and responded to questions by the Board.



     The Board also considered the qualifications and capabilities of the Adviser to continue to serve as the investment manager for the Fund. In this regard, the Board considered that senior executive officers of the Adviser have agreed to continue their employment with the Adviser.



     The Adviser's new parent company, Phoenix, through its predecessors, has been engaged in the investment management business since 1932. Phoenix has extensive experience managing investment companies. As of December 31, 1998, Phoenix had over $53 billion in assets under management, including $19.3 billion in institutional accounts, $3.5 billion in closed-end investment companies, $10.2 billion in open-end investment companies, $11.3 billion in other managed account programs, and $8.8 billion in the Phoenix Home Life general account.



     In evaluating the Acquisition, including the new Management Agreement with the Adviser, the Board determined that the Fund's shareholders would likely benefit from the expected retention and the continued availability of the management expertise of the Adviser, including its portfolio manager. Specifically, the Board deemed it beneficial that Messrs. Glaser, Katzen and Mandinach have signed employment contracts, and that Mr. Glaser will continue as Chairman, President, Chief Executive Officer and a Trustee of the Fund.



     In addition, the Board had extensive discussions with representatives of Phoenix regarding continuity of management functions and the level and quality of services affecting the Fund, and considered the representations by Phoenix of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Fund after the Acquisition. The Board deemed it beneficial to shareholders for the Fund to be affiliated with the Phoenix organization for several reasons, including the greater financial strength of the sponsoring entity and Phoenix's larger technological infrastructure. Moreover, with the proposed change in the ownership of the investment manager, the Fund's shareholders would gain access to a broader array of investment products. The Board also considered the fact that potential benefits from the larger Phoenix organization were being obtained with the expected retention of the current portfolio manager for the Fund, thereby causing no significant changes in the portfolio management of the Fund.


     The Board determined that the proposed Management Agreement was beneficial and in the best interests of the Fund in that the contractual rates for investment management fees would be the same as the current fees. The Board considered the nature and quality of service to be provided, and the performance of the funds managed by Phoenix.

     The Adviser and Phoenix assured the Board that they intend to comply with
Section 15(f) of the Investment Company Act. As discussed above, Section 15(f) provides a safe harbor for an investment manager to an investment company or any of its affiliated persons to receive payments in connection with a change in control of the investment adviser so long as certain conditions are met. These conditions include that no "unfair burden" be imposed on the Fund for a period of two years. The Adviser and Phoenix informed the Board that they are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Acquisition. Phoenix agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Acquisition.



     Based upon an evaluation of the relevant information presented to them, and in light of its fiduciary duties under federal and state law, the Board, including all the independent Trustees of the Fund, determined that the transactions contemplated by the Acquisition, including the new Management Agreement, are advisable and in the best interests of the Fund and its shareholders. The Board recommends the approval of Item 1 by the shareholders.


     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW MANAGEMENT AGREEMENT.


ITEM 2.  ELECTION OF TRUSTEES



     The Board currently consists of six individuals. Eugene J. Glaser and David Katzen are the only Trustees who are affiliated with the Adviser or Zweig Securities Corp. David Katzen is not standing for re-election as a Trustee as discussed under "Investment Company Act Considerations". At a Board meeting held on January 12, 1999, all of the following five individuals were nominated by the Board, including the independent Trustees, for election by the shareholders as Trustees of the Trust.



     The following table shows certain information regarding the Trustees who are standing for election including their age, principal occupation or employment during the past five years and other public memberships. The table also shows the year in which each nominee was elected to the Board.



                                     POSITION WITH THE
NAME, ADDRESS AND AGE               EUCLID MUTUAL FUNDS         FIVE-YEAR BUSINESS EXPERIENCE
---------------------               -------------------         -----------------------------
James Balog                         Trustee since 1998   Retired; Trustee of Zweig Series Trust;
    2205 N. Southwinds Blvd.                             Director and Member of the Audit,
    Vero Beach, FL 32963                                 Investment, Stock Option and Compensation
    (70)                                                 Committees of Transatlantic Holdings, Inc.
                                                         (reinsurance); Director and Member of the
                                                         Audit Committee of Elan, Plc
                                                         (pharmaceuticals); Director and Member of
                                                         the Executive and Investment & Credit
                                                         Committees of Great West Life and Annuity
                                                         Insurance Company; and Member of the
                                                         Technical Advisory Board of Galen Partners
                                                         (health care). Former Director, Chairman of
                                                         the Audit Committee and Member of the
                                                         Executive Committee of A.L. Pharma, Inc.
                                                         (health care); Chairman of 1838 Investment
                                                         Advisers, L.P. and Chairman of Lambert
                                                         Brussels Capital Corporation (investments).
Claire B. Benenson                  Trustee since 1998   Consultant on Financial Conferences; Trustee
    870 U.N. Plaza                                       of Zweig Series Trust; Director of The
    New York, NY 10017                                   Burnham Fund, Inc. Former Director of
    (79)                                                 Financial Conferences and Chairman,
                                                         Department of Business and Financial
                                                         Affairs, The New School for Social Research;
                                                         and Former Director of The Zweig Cash Fund
                                                         Inc. and Simms Global Fund.

                                     POSITION WITH THE
NAME, ADDRESS AND AGE               EUCLID MUTUAL FUNDS         FIVE-YEAR BUSINESS EXPERIENCE
---------------------               -------------------         -----------------------------
S. Leland Dill                      Trustee since 1998   Retired; Director of Coutts International
  5070 North Ocean Dr.                                   (USA) (private banking); Trustee of BT
  Singer Island, FL 33404                                Portfolios, BT Investment Fund and Zweig
  (68)                                                   Series Trust. Former partner of KPMG Peat
                                                         Marwick. Former Director of The Zweig Cash
                                                         Fund Inc., Coutts Trust Holdings Limited,
                                                         Coutts Group and Vintners International
                                                         Company, Inc. (winery).
Eugene J. Glaser*                   Chairman and Chief   President of the Adviser and Zweig/Glaser
  900 Third Avenue                  Executive Officer    Advisers; President and Director of the
  New York, NY 10022                Trustee since 1998   Zweig Securities Corp.; Director of The
  (58)                                                   Zweig Fund, Inc. and The Zweig Total Return
                                                         Fund, Inc.; Chairman, President, Chief
                                                         Executive Officer and Trustee of Zweig
                                                         Series Trust; Former Director of The Zweig
                                                         Cash Fund Inc.
Donald B. Romans                    Trustee since 1998   President of Romans & Company (private
  233 East Wacker Dr.                                    investors and financial consultants);
  Chicago, IL 60601                                      Chairman, Merlin Corp.; Director of The
  (67)                                                   Burnham Fund, Inc.; and Trustee of Zweig
                                                         Series Trust. Former Consultant to and
                                                         Executive Vice President and Chief Financial
                                                         Officer of Bally Manufacturing Corporation,
                                                         and Former Director of The Zweig Cash Fund,
                                                         Inc.


---------------
* "Interested Person" as defined under the Investment Company Act.


     The following table shows the number of shares held beneficially at December 31, 1998 in the Fund by each Trustee:



CLAIRE BENENSON   JAMES BALOG   S. LELAND DILL   EUGENE GLASER   DONALD ROMANS
---------------   -----------   --------------   -------------   -------------
   --                4,525           --             139,488*          --


---------------


* Does not include 123,416 shares held by the Zweig Employee Profit Sharing Plan for which Mr. Glaser is co-trustee.



     As of December 31, 1998, the Trustees and officers of the Trust including shares held for the Zweig Employee Profit Sharing Plan, as a group, owned beneficially less than 2.1% of the Fund. As of December 31, 1998, Merrill Lynch, Pierce, Fenner & Smith, for the sole benefit of its customers, owned of record 2,025,340 shares or 13.6% of the outstanding shares of the Fund.

     The Board of Trustees met four times during the calendar year ended December 31, 1998. Each Trustee attended all of the meetings of the Board. The Board does not have any committees. The table below shows, for each Trustee, the total compensation, including reimbursement of expenses paid or accrued by the Zweig Series Trust and the Euclid Mutual Funds, during the year ended December 31, 1998.



                                                   AGGREGATE COMPENSATION
                                                  AND EXPENSE REIMBURSEMENT                   TOTAL
                                          -----------------------------------------        COMPENSATION
NAME AND POSITION                         EUCLID MUTUAL FUNDS    ZWEIG SERIES TRUST    PAID TO THE TRUSTEES
-----------------                         -------------------    ------------------    --------------------
James Balog.............................        $5,500                $18,000                $23,500
  Trustee
Claire B. Benenson......................        $5,500                $18,000                $23,500
  Trustee
S. Leland Dill..........................        $5,514                $19,400                $24,914
  Trustee
Eugene J. Glaser*.......................        $    0                $     0                $     0
  Chairman, Chief Executive Officer
  and Trustee
Donald B. Romans........................        $5,546                $19,567                $25,113
  Trustee


---------------
* "Interested Person" as defined in the Investment Company Act.


     Those Trustees and officers of the Fund who are affiliated with the Adviser or Zweig Securities Corp., the distributor of the Fund, are not separately compensated for their services as Trustees or officers of the Trust. The Trust currently pays each of its independent Trustees a fee of $2,500 per year, plus $750 per meeting attended ($500 per phone meeting), and reimburses their expenses for attendance at meetings. For the year ended December 31, 1998, the fees and expenses of disinterested Trustees, as a group, were $22,060 from the Euclid Mutual Funds and $74,967 from the Zweig Series Trust.


     Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above and as required by the Investment Company Act, the Trustees shall continue to hold office and may appoint their successors.


     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES AS TRUSTEES.



ITEM 3.  TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS



     At the Board meeting held on December 16, 1998, PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, was selected as independent accountants for the Trust by a vote of the non-interested Trustees for the 1999 fiscal year to certify the financial statements of the Trust. As required by the Investment Company Act, the vote of the Board is subject to the right of the Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the Board that it has no direct or material indirect ownership interest in the Fund.


     PricewaterhouseCoopers LLP served as the independent auditors for the Fund during the most recent fiscal year. Services performed by PricewaterhouseCoopers LLP during such time have included (i) the audit of annual financial statements and limited review of unaudited semiannual financial statements; (ii) assistance and consultation in connection with filings with the SEC; and (iii) the preparation of federal income tax returns filed on behalf of the Fund. In recommending the continuation and selection of the Fund's accountants, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Fund requires the affirmative vote of a majority of votes cast at the Meeting by shareholders.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                               OTHER INFORMATION

SHAREHOLDER MEETING COSTS


     The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by the Adviser and Phoenix, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and Phoenix and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Adviser and Phoenix have retained Shareholder Communications Corporation, 17 State Street, New York, NY 10004, to solicit proxies on behalf of the Board, the fee for which will be borne by the Adviser and Phoenix.


ANNUAL REPORTS

     A copy of the Fund's annual report for the fiscal year ended October 31, 1998 has been sent to all shareholders of record. You may obtain an additional copy without charge upon request by writing to the Fund at 900 Third Avenue, New York, NY 10022 or by calling 1-800-272-2700.

PROPOSALS OF SHAREHOLDERS

     Under Delaware law, the Trust is not required to hold an annual shareholder meeting, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the shares. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Secretary of the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

     In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "broker non-votes" (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. Broker non-votes do not constitute votes for or against any proposal, do not constitute an abstention, and will be disregarded in determining votes cast. Broker non-votes are not likely to be relevant to this meeting because all three items to be voted upon by the shareholders involve matters that are considered routine and within the discretion of brokers to vote if no customer instructions are received.


     Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. In order to vote by internet or by touch-tone telephone, you need the 12-digit Control Number found on your proxy card. To vote by internet, go to www.proxyvote.com, enter your 12-digit Control Number and follow the simple instructions at the web site. To vote by touch-tone telephone, call 1-800-690-6903, enter your 12-digit Control Number and follow the simple instructions.

OTHER MATTERS TO COME BEFORE THE MEETING


     The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.


                                          By Order of the Board of Trustees


                                          EUGENE J. GLASER,

                                          Chairman and President


January 19, 1999


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                       EXHIBIT A

                              EUCLID MUTUAL FUNDS
                              MANAGEMENT AGREEMENT

                                                                  March   , 1999

EUCLID ADVISORS LLC
900 Third Avenue
New York, New York 10022-4728

Gentlemen:

     Euclid Mutual Funds, a Delaware business trust (the "Trust"), is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of one series, Euclid Market Neutral Fund, with four classes of shares, designated as Class A, Class B, Class C and Class I shares. In the future the Trust may authorize and issue other series and other classes of shares.

     Each series of the Trust invests and reinvests its assets in a portfolio of securities and investments. The Trust hereby engages you to act as its investment manager for each series of the Trust authorized now or in the future subject to the terms and conditions of this Agreement.

SECTION 1.  Investment Management Services.

     You shall use your staff and other facilities to conduct and maintain a continuous review of each series' portfolio of securities and investments, and shall advise and assist each series of the Trust with respect to the selection, acquisition, holding and disposal of securities and investments. In so doing, you shall be guided by the investment objectives and policies of each series as delineated and limited in documents filed with the Securities and Exchange Commission (the "SEC"), as amended from time to time, by policies adopted by the Board of Trustees of the Trust (the "Board") and by the provisions of the 1940 Act and the rules promulgated thereunder, so that at all times the Trust shall be in compliance with its policies and the provisions of the 1940 Act. The Trust agrees to supply you with copies of all such documents and to notify you of any changes in its investment objectives, policies and restrictions.

     In rendering services to the Trust pursuant to this Agreement, you may employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or the Trust with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations under this Agreement or otherwise helpful to the Trust or in the discharge of your overall responsibilities with respect to the other accounts which you or your affiliates serve as investment manager.


     You and any person performing executive, administrative or trading functions for the Trust, whose services were made available to the Trust by you, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities or to cause the Trust to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange or broker or dealer would have charged for effecting that transaction if you or such person determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your or such person's overall responsibilities with respect to the accounts as to which you or such person exercises investment discretion.

SECTION 2.  Resumes and Reports, etc.


     You shall maintain a record of all the investments and securities which comprise the portfolios of each series of the Trust and shall furnish to the Board, at its regularly scheduled meetings and at such other times as the Board may reasonably request, a resume of the portfolios and report on all matters pertaining to your services as investment manager. In addition, you shall furnish the Trust with such statistical information reasonably available to you as the Board shall reasonably request.



SECTION 3.  Additional Services to Be Furnished.


     You shall maintain the books and financial records of the Trust and shall perform such other services as are reasonably incidental to the foregoing duties including supervising the Trust Custodian's recordkeeping. You shall assist in the computation of the net asset value of the shares of each class of each series of the Trust (in accordance with the Trust's Prospectus and the instructions of the Board) and shall furnish to the Trust and its distributor any statements with respect to the net asset value of each class of each series of the Trust and the net asset value per share of each class of each series of the Trust at such times, and in such forms, as the Trust may prescribe. You shall also furnish the Trust with office space reasonably suited to its operations and with bookkeeping, internal accounting and administrative services, and shall permit such of your directors, officers and employees as may be elected as Trustees or officers of the Trust to serve in the capacities to which they are elected. All services to be furnished by you under this Agreement may be furnished through directors, officers or employees of you or your affiliates.

     In acting under this Agreement, you shall be an independent contractor and shall not be an agent of the Trust. The investment policies, the administration of its business and affairs and all other acts of the Trust are and shall at all times be subject to the approval and direction of the Board.

SECTION 4.  Multiple Capacities.

     Nothing in this Agreement shall be deemed to prohibit you or your affiliates from acting, and being separately compensated for acting, in one or more capacities on behalf of the Trust including, but not limited to, the capacities of broker or distributor. The Trust understands that you and your affiliates may act as investment manager or in other capacities on behalf of other investment companies and customers. While information and recommendations you supply to the Trust shall in your judgment be appropriate under the circumstances and in light of the investment objectives and policies of the Trust, they may be different from the information and recommendations you supply to other investment companies and customers. You shall give the Trust equitable treatment under the circumstances in supplying information, recommendations and any other services requested of you but you shall not be required to give preferential treatment to the Trust as compared with the treatment given to any other investment company or customer. Whenever you shall act in multiple capacities on behalf of the Trust, you shall maintain the appropriate separate accounts and records for each such capacity. All information and advice supplied by you to the Trust hereunder shall be for its own use exclusively.

SECTION 5.  Payment of Expenses.

     You shall assume and pay all of your own costs and expenses under this Agreement. The Trust shall assume and pay, or reimburse you for, all expenses incurred in the operation of the Trust (to the extent not specifically allocated to you hereunder) and, in particular but without limitation, the Trust shall bear the cost of and pay all interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian, escrow agent, for keeping books and performing portfolio valuations), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders, expenses of distribution of shares in accordance with a plan adopted pursuant to Rule 12b-1 under the 1940 Act, out-of-pocket expenses of trustees and fees of trustees who are not "interested persons", and all other costs incident to the Trust's existence.

SECTION 6.  Compensation for Services.

     Each series of the Trust will pay to you monthly, a management fee determined daily at the rate set forth below times its net assets.

     Euclid Market Neutral Fund 1/365 (1/366 for Leap Years) of 1.50%.

     Notwithstanding the foregoing, nothing shall preclude you or your affiliates from executing brokerage transactions for the Trust, charging the Trust brokerage commissions therefor and deriving profit therefrom, provided such payments to you by the Trust are reviewed in connection with each annual continuation of this Agreement required by the 1940 Act and Section 9 below.

SECTION 7.  Liability of the Investment Manager, etc.

     You shall be liable for your own acts and omissions caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties or by your reckless disregard of your obligations under this Agreement, and nothing in this Agreement shall protect you against any such liability to the Trust or its security holders. You shall not be liable for the acts and omissions of any agent employed by you, nor for those of any bank, trust company, broker or other person with whom, or into whose hands, any monies, shares of the Trust or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. You shall not be liable for any defect in title of any property acquired, nor for any loss unless it shall occur through your own willful default. Subject to the first sentence of this section, you shall not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to the Trust.

SECTION 8.  Termination of Agreement, Assignment, etc.

     This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days' written notice by the terminating party to the other party, by you or by the Trust, acting pursuant to a resolution adopted by its Board or by a vote of shareholders in accordance with the requirements of the 1940 Act. This Agreement shall automatically terminate in the event of its assignment. Termination shall not affect rights of the parties which have accrued prior thereto.

SECTION 9.  Duration of Agreement.

     Unless sooner terminated, this Agreement shall continue in effect for two years, and thereafter until terminated, provided that the continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 10.  Definitions.

     The terms "assignment" and "interested person" when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 11.  Obligation of the Trust.

     The Trust's Agreement and Declaration of Trust is on file with the Secretary of the State of Delaware and notice is hereby given that this Agreement is made and executed on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Agreement are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of one or more classes or series of the Trust.

SECTION 12.  Concerning Applicable Provisions of Law, etc.

     This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and, to the extent that any provisions in this Agreement contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 13.  Counterparts.

     This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 14.  Effective Date.

     This Agreement shall be effective upon the closing of the acquisition of the Adviser by Phoenix Investment Partners, Ltd., and after its initial approval by the Board of Trustees and shareholders in accordance with the 1940 Act.

                                          Very truly yours,

                                          EUCLID MUTUAL FUNDS

                                          By:
                                          --------------------------------------
                                            Name:
                                            Title:

                                          Attest:
                                          --------------------------------------


Accepted and agreed to this ____ day of __________, 1999.


EUCLID ADVISORS LLC

By:
----------------------------------------------------
    Name:
    Title:

Attest:

-------------------------------------------------

EUCLID MUTUAL FUNDS, 900 THIRD AVENUE, NEW YORK, NY 10022


                                                 EUCLID MUTUAL FUNDS
                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                 FEBRUARY 25, 1999

                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES


         The undersigned shareholder of the EUCLID MARKET NEUTRAL FUND - [A, B, C or I] hereby appoints EUGENE J. GLASER, CHARLES I. LEONE and DAVID KATZEN, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Euclid Mutual Funds, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:30 A.M., and at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the proxy.


         When this proxy is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this proxy will be voted for approval of all matters listed on this proxy and in the discretion of the proxies with respect to all other matters which may properly come before the meeting and any adjournments thereof. The undersigned acknowledges receipt of the accompanying notice of special meeting and proxy statement.

Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope, or by telephone or via the Internet in accordance with instruction contained in the box on the left [shown below].

* To vote by mail, sign below exactly as your name appears above and return the Card in the envelope provided
* To vote by touch-tone phone, call 1-800-690-6903

* To vote by Internet, use website www.proxyvote.com


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  x
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


EUCLID MARKET NEUTRAL FUND [A, B, C or I]



VOTE ON TRUSTEES

2.       1)Claire B. Benenson,  2)James Balog,  3)S. Leland Dill,
         4)Eugene J. Glaser and 5)Donald B. Romans

FOR    WITHHOLD   FOR ALL          To withhold authority to vote,
ALL    ALL        EXCEPT           mark "For All Except" and write the number on
                                   the line below
[ ]     [ ]       [ ]
                                   ---------------------------


VOTE ON PROPOSALS                                                                                    FOR        AGAINST     ABSTAIN
1. To approve a new Management Agreement.                                                            [ ]          [ ]         [ ]

3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.                 [ ]          [ ]         [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.


__________________________________  ___________________
Signature                                   Date



__________________________________  ___________________
Signature                                   Date